Stifel Financial Corp. September 2015 Exhibit 99.1

Disclaimer
Forward-Looking
Statements
This
presentation
may
contain
“forward-looking
statements”
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995
that
involve
significant
risks,
assumptions,
and
uncertainties,
including
statements
relating
to
the
market
opportunity
and
future
business
prospects
of
Stifel
Financial
Corp.,
as
well
as
Stifel,
Nicolaus
&
Company,
Incorporated
and
its
subsidiaries
(collectively,
“SF”
or
the
“Company”).
These
statements
can
be
identified
by
the
use
of
the
words
“may,”
“will,”
“should,”
“could,”
“would,”
“plan,”
“potential,”
“estimate,”
“project,”
“believe,”
“intend,”
“anticipate,”
“expect,”
and
similar
expressions.
In
particular,
these
statements
may
refer
to
our
goals,
intentions,
and
expectations,
our
business
plans
and
growth
strategies,
our
ability
to
integrate
and
manage
our
acquired
businesses,
estimates
of
our
risks
and
future
costs
and
benefits,
and
forecasted
demographic
and
economic
trends
relating
to
our
industry.
You
should
not
place
undue
reliance
on
any
forward-looking
statements,
which
speak
only
as
of
the
date
they
were
made.
We
will
not
update
these
forward-looking
statements,
even
though
our
situation
may
change
in
the
future,
unless
we
are
obligated
to
do
so
under
federal
securities
laws.
Actual
results
may
differ
materially
and
reported
results
should
not
be
considered
as
an
indication
of
future
performance.
Factors
that
could
cause
actual
results
to
differ
are
included
in
the
Company’s
annual
and
quarterly
reports
and
from
time
to
time
in
other
reports
filed
by
the
Company
with
the
Securities
and
Exchange
Commission
and
include,
among
other
things,
changes
in
general
economic
and
business
conditions,
actions
of
competitors,
regulatory
and
legal
actions,
changes
in
legislation,
and
technology
changes.
Use
of
Non-GAAP
Financial
Measures
The
Company
utilized
non-GAAP
calculations
of
presented
net
revenues,
compensation
and
benefits,
non-compensation
operating
expenses,
income
before
income
taxes,
provision
for
income
taxes,
net
income,
compensation
and
non-compensation
operating
expense
ratios,
pre-tax
margin
and
diluted
earnings
per
share
as
an
additional
measure
to
aid
in
understanding
and
analyzing
the
Company’s
financial
results
for
the
three
and
six
months
ended
June
30,
2015.
Specifically,
the
Company
believes
that
the
non-GAAP
measures
provide
useful
information
by
excluding
certain
items
that
may
not
be
indicative
of
the
Company’s
operating
results
and
business
outlook.
The
Company
believes
that
these
non-GAAP
measures
will
allow
for
a
better
evaluation
of
the
operating
performance
of
the
business
and
facilitate
a
meaningful
comparison
of
the
Company’s
results
in
the
current
period
to
those
in
prior
periods
and
future
periods.
Reference
to
these
non-GAAP
measures
should
not
be
considered
as
a
substitute
for
results
that
are
presented
in
a
manner
consistent
with
GAAP.
These
non-GAAP
measures
are
provided
to
enhance
investors'
overall
understanding
of
the
Company’s
financial
performance.

Stifel Overview

Stifel –
Premier Investment Bank and Full-Service Investment Firm
Stifel
at a Glance
Core Net Revenue -
$2,213 million (2014)
Global Wealth Management (GWM)
Net Revenue -
$1,233 million (2014)
Private Client
Stifel Bank & Trust
Margin and Securities-based Lending
Asset Management
Institutional Group (IG)
Net Revenue -
$994 million (2014)
Equity & Fixed Income Capital Raising
M&A Advisory / Restructuring
Institutional Equity and Fixed Income Brokerage
Independent Research
Low leverage (3.3x)
(1) (2)
,
$2.5 billion stockholders’ equity
(2)
and $3.2 billion market capitalization
(3)
34% Insider ownership aligns employees' interests with other shareholders
(4)
Over 6,900 associates
(2)
Balanced business mix (55% GWM / 45% IG) (2014 net revenues)
National
presence
with
over
2,800
financial
advisors
(2)
Largest
U.S.
equity
research
platforms
with
1,500
stocks
under
coverage
(3)
Broad
investment
banking
and
institutional
sales
and
trading
capabilities
–
domestic
and
international
(1)
Assets / equity (as adjusted).
(2)
As of 6/30/2015.
(3)
As of 9/15/2015.
(4)
Insider ownership percentage includes all fully diluted shares, units outstanding and options outstanding, as of 12/31/2014.

Bulge Bracket
Boutique
Leading broker-dealer providing wealth management and
institutional services to consumers and companies
Stifel’s Differentiated Value Proposition: Growth, Scale and Stability
Institutional
Wealth Management
#6 Largest Retail Brokerage Network
(2)
Size  / scale
Large distribution
Trading
Retail
Issues
Lack of focus
Banker turnover
Lack of commitment
Research indifference
Lack of growth investors
Firm focus
Good research
Growth investor access
Issues
Financial / firm stability
Trading support
Few with retail
Size  / scale
Firm focus
Stability (financial & personnel)
Large distribution
Trading
Outstanding research
Retail
LARGEST
provider of U.S. equity research
2
nd
LARGEST
Equity
trading
platform
in
the
U.S.
outside of the Bulge Bracket firms
(1)
FULL SERVICE
investment banking with
expertise across products and industry sectors
ACCESS TO top ten private client platform
(1)
Based on 2014 U.S. trading volume per Bloomberg.
(2)
Source: SIFMA and publicly available information for U.S. brokerage networks. Includes investment banks only.
Represents Wealth Management Americas segment only.
Rank
Firm
Brokers
1
Bank of America Merrill Lynch
19,417
2
Morgan Stanley Wealth Management
16,316
3
Wells Fargo Securities
15,212
4
UBS
7,119
5
Raymond James
5,700
6
Stifel
2,823
7
RBC Capital Markets
2,000
8
JPMorgan
1,506
9
Oppenheimer & Co Inc
1,390
10
Janney Montgomery Scott
738

Well-diversified, low risk business model with balanced retail and institutional exposure
6
Unburdened by capital constraints
Low leverage business model and conservative risk management
Limited balance sheet risk
Stable wealth management business is augmented by profitable and growing institutional business
Drive revenue synergies by leveraging the wealth management and institutional business
Net Revenues
6M 2014
6M 2015
Core Operating Contribution
6M 2014
6M 2015
Balanced business model facilitates growth in all market environments
Note: Net revenues and operating contribution percentages excludes the Other segment. Refer to slide 30 for additional segment information.

Demonstrated ability to grow through all market environments while maintaining solid profitability
CAGR: 22%
Non-GAAP Net Revenues ($MM)
Non-GAAP Net Income ($MM)
Financial Crisis
Financial Crisis
CAGR: 23%

Strategic Vision

Strategic Vision
To build
the premier wealth management and investment banking firm
Over 2,800
financial
advisors in 349
branches with
over $200B in
client assets
Private
Client
Asset
Management
Bank
$22B in total
assets
managed
through
various
strategies
Equities
Sales +
Trading
$4.8B in assets
funded by
client deposits
Global Wealth Management
Institutional
Fixed
Income
Sales +
Trading
Investment
Banking
Research
Experienced
sales force with
extensive
distribution
capabilities
Comprehensive
platform
including
research,
strategy and
DCM teams
Over 350
professionals
with extensive
experience
across all
products and
industry
verticals
Largest
research
platform with
over 1,400 U.S.
and 250
European
stocks covered

How We Look at Strategic Opportunities
Strategic combinations need to be accretive to:
Shareholders
Expected revenue and EPS growth in a reasonable timeframe
Associates
Add additional capabilities and new geographies
Clients
Be more relevant and expand product offerings
New partners
Retain
authority
coupled
with
the
stability
of
Stifel’s
size
and
scale

(100%)
100%
300%
500%
700%
900%
1100%
1300%
1500%
Jul-15
Aug-13
Aug-11
Aug-09
Aug-07
Aug-05
Aug-03
Significant Growth
As of 6/30/15.
2005
Legg Mason’s Capital
Markets Division
Acquired
2008
Butler Wick
2009
56 UBS Private Client
Branches Acquired
2010
Thomas Weisel
Partners
2007
Ryan Beck Acquisition
Stifel Bank & Trust
2011
Stone & Youngberg
2012
Miller Buckfire
2013
Knight Capital
Group’s Fixed
Income
Division
2014
De La Rosa,
Oriel Securities,
1919 Investment
Counsel,
Merchant Capital
2013
Keefe, Bruyette
& Woods
Acquisition
2013
Acacia Bank &
Ziegler Lotsoff
2015
Barclays Wealth &
Investment Management
(Pending),
Sterne Agee,
Sidoti
Joint Venture,
Leumi
Partners
Collaboration Agreement

Stifel to Acquire Barclays' Wealth and Investment Management,
Americas
A Powerful Combination of Breadth and Depth
Barclays Wealth Americas brings a highly focused organization with deep, high conviction, investment capabilities
Stifel brings significant breadth of product and service
capabilities that are complementary to Barclays Wealth Americas
This combination of depth and breadth, joined with a culture of meritocracy and entrepreneurial, client first thinking =
Premier Wealth Management Franchise
Unique transaction structure whereby Stifel’s
investment
will match the business and professionals who join the firm

Combining Breadth and Depth
Stifel -
Breadth
12-office footprint covers all major wealth
centers in the U.S.
Full suite of high-conviction investment
capabilities including:
Investment advisory and managed
money
Alternative Investment Capabilities
Capital Markets
Custom Credit and Reg T (margin)
National Delaware Trust services
charter
Barclays -
Depth
National presence in over 340 offices
Broad Investment Advisory Platform offers new
investment managers and strategies to Barclays IRs
Stifel has extensive Asset Management capabilities
including 19/19 Investment Counsel, Ziegler
Capital, Thomas Weisel Partners, EquityCompass,
and Washington Crossing Advisors
New Trading and Performance Reporting
Technologies
Broad Stifel and KBW Research Platforms
Broad Stifel/KBW Investment Banking Capabilities
Nationally recognized municipal finance franchise
This combination of depth and breadth, joined with a culture of meritocracy and entrepreneurial, client first thinking
=
Premier Wealth Management Franchise

Segment Overview – Global Wealth Management

Global Wealth Management
Private Client –
350 financial advisors and support
Revenue production has exceeded expectations
October 2009
Bank holding company
Grown assets from ~ $100M to $5.2B
April 2007
Private Client –
75 financial advisors
Public Finance
December 2008
56 UBS Branches
Private Client –
400 financial advisors
Capital Markets
February 2007
Asset Management
Over $4 billion in assets
November 2013
Clean portfolio of 1-4 family residential mortgages
October 2013
Acquisitions and hiring have grown GWM to a $1.3 billion segment
Customized investment advisory and trust services
November 2014
Private Client
Asset Management
Bank

(1)
Includes Independent Contractors.
Global Wealth Management
Provides Securities Brokerage Services and Stifel Bank Products
Net Revenues ($MM)
Core Operating Contribution ($MM)
Overview
National Presence
Grown from 600+ financial advisors in 2005 to over
2,800
(1)
financial advisors currently
Proven organic growth and acquirer of private client
business
Individual
investors
are
generally
mid-
to
long-term
buyers
Goal of providing price stability and support to the
institutional order book
Strategy of recruiting experienced advisors with
established client relationships
Expanding U.S. footprint

(1)
Includes Independent Contractors.
(2)
Q2 2015 total client assets does not include Sterne Agee client assets.
Global Wealth Management
Key Operating Metrics
Accounts
Financial Advisors
(1)
Total Client Assets
(2)
($MM)
Branches

18

Interest Earnings Assets
(1)
Investment Portfolio
Total: $5.1 Billion
Total: $1.9 Billion
(2)
Stifel Bank and Trust
Total: $2.5 Billion
(3)
Loan Portfolio (Gross)
Acquired FirstService
Bank, a St. Louis-based,
Missouri-chartered commercial bank, in April 2007
Stifel Financial became a bank holding company and
financial services holding company
Balance sheet growth with low-risk assets
Funded by Stifel Nicolaus client deposits
Maintain high levels of liquidity
Overview
Strength of Brokerage Position
Offers banking products (securities based loans and
mortgage loans) within the GWM client base,
including establishing trust services
Built-in source of business
High net worth clients
Highly efficient due to lack of “brick and mortar”
deposit focused facilities
Note: Data as of 6/30/15.
(1)
Average interest earning assets for the three months ended 6/30/15.
(2)
Non-agency
MBS,
Commercial
MBS,
and
Munis
make
up
less
than
10%
of
Investment
Portfolio.
(3)
*Other includes commercial real estate, consumer loans, and home equity lines of credit.

$10.1 Billion
$9.2 Billion
$2.2 Billion
$850 Million
$330 Million
Assets¹
Location
Growing Asset Management Capabilities
19
¹Assets
as
of
June
30,
2015.
Includes
assets
under
advisement
and
assets
under
management.
Excludes
private
equity
funds.
EquityCompass
Strategies
is
a
research
and
investment
advisory
unit
of
Choice
Financial
Partners,
Inc.
(“Choice”).
Choice
and
Ziegler
Capital
Management
LLC
are
wholly
owned
subsidiaries
and
affiliated
SEC
Registered
Investment
Advisers
of
Stifel
Financial
Corp.
(“Stifel”).
1919
Investment
Counsel
consists
of
1919
Investment
Counsel
&
Trust
Company,
N.A.
(“1919
IC&T”)
and
1919
Investment
Counsel,
LLC
(“1919ic”).
1919ic
and
Thomas
Weisel
Capital
Management
LLC
are
SEC
Registered
Investment
Advisers
and
indirect
subsidiaries
of
Stifel.
1919
IC&T
is
an
OCC-regulated
national
trust
company
that
is
a
wholly
owned
subsidiary
of
Stifel.
Washington
Crossing
Advisors
is
a
Stifel
investment
advisory
program.
Total Assets: $22.68 Billion¹
Baltimore, New York,
Cincinnati, Philadelphia
Chicago, Milwaukee,
St. Louis
Baltimore, MD
Florham Park, NJ
San Francisco, CA

Segment Overview – Institutional Group

Building Scale and Capabilities into a $1.0 billion Segment
Growth Focused
Investment Banking, Research, Sales and Trading
July 2010
Core of our Institutional sales, trading and research group
December 2005
Fixed Income IB, Sales and Trading
Private Client
October 2011
FIG Investment Banking
FIG Sales and Trading / Research
February 2013
Restructuring advisory
December 2012
Fixed
Income
Sales
and
Trading
–
U.S.
&
Europe
Fixed Income Research
July 2013
California-based investment bank and bond underwriter
April 2014
UK-based full service investment bank
July 2014
Expands Public Finance in Southeast
December 2014
Equities
Fixed Income
Investment
Banking
Highly complementary fixed income platforms
June 2015
Knight

(1)  Based
on
2014
U.S.
trading
volume
per
Bloomberg.
(2)
Includes
Thomas
Weisel
historical
investment
banking
revenues
for
years
2006
through
September
30,
2010.
(3) 2012 includes realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $39.0 million.
Institutional Group
Net Revenues ($MM)
(2)(3)
Fixed Income Brokerage + Investment Banking
Overview
Provides securities brokerage, trading, research,
underwriting and corporate advisory services
Largest provider of U.S. Equity Research
2
nd
largest Equity trading platform in the U.S.
outside of the Bulge Bracket
(1)
Full-service Investment Bank
Comprehensive Fixed Income platform
Equity Brokerage + Investment Banking
(2)

Institutional Equity Sales
Equity Trading
Institutional Group –
Equity Sales and Trading
23
Extensive Distribution Network
Powerful Platform Spanning North America and Europe
80 person sales force, commission based
Experts in small and mid cap growth and value
Team based sales model with 2-4 sales people per
account
Team leaders have an average of 15 years experience
Offices in all major institutional markets in North
America & Europe
Accounts range from large mutual funds to small
industry focused investors
Managed over 712 non-deal roadshow days in 2014
Extensive experience with traditional and overnight
corporate finance transactions
Relationships with over 3,500 institutional accounts globally
Active daily market maker in over 3,700 stocks
Traded over 11.76 billion shares in 2014
Complete coverage of North America and Europe for North American listed equities
Major liquidity provider to largest equity money management complexes
Multi-execution venues: high-touch, algorithms, program trading, and direct market access
Dedicated convertible sales, trading, and research desk
53 sales traders located in
Baltimore, New York, Boston, Dallas, San
Francisco, and London
24 position traders covering each major industry
8 specialized traders focused on: Option Trading,
Convertible and ETF Trading
Profitable model with advantages of scale

Overview
Institutional Group –
Fixed Income Capital Markets
Client Distribution
(1)(2)
Platform & Products
(1)
Client Distribution is as of 06/30/2015
(2)
Other category includes:  Credit Union, Corporation, Hedge Fund, Pension Fund, Trust Company, Foundation, Endowment, University & Non-Profit.
24
Comprehensive platform
96 traders with annual client trade volume
approaching $500 billion
69-person Fixed Income Research and Strategy
Group
8
person US Corporate Debt Capital Markets Group
Widespread distribution
More than 250 Institutional sales professionals
covering over 7,750 accounts
42 institutional fixed income offices nationwide
European offices in London, Zurich and Madrid
Customer-driven, non-
proprietary
Focus on long-only money
managers and income funds,
depositories, and hedge
funds
Consistency of execution
Identification of relative
value through asset
class/security selection
US Government and Agency
Securities
Mortgage-Backed Securities (MBS)
Whole Loans
Government-Guaranteed Loans
Asset-Backed Securities (ABS)
Commercial Mortgage-Backed
Securities (CMBS)
Certificates of Deposit
High Yield and Distressed Credit
Loan Trading Group
Aircraft Finance & Credit Solutions
Hybrid Securities
Emerging Markets
Structured Products
Investment Grade Credit
Municipal Sales and Trading and
Public Finance
UK Sales and Trading (former
Knight Capital team)

Overview
Institutional Group –
Public Finance
25
Stifel has ranked in the top ten nationally for senior
managed negotiated underwritings for the past three
years, and Stifel has ranked #1nationally for senior
managed K-12 negotiated underwritings since 2011.
Stifel’s
Public Finance Group ranked #1 in municipal
negotiated issues in 2014
Total of 21 Public Finance offices
100 Public Finance professionals
Source: Thomson Reuters: SDC (True Economics to Book) Ranked by number of transactions.
Public Finance Underwritings
Negotiated
Number
Par Amount
Number
Par Amount
Number
Par Amount
Number
Par Amount
Senior Manager/
Private Placement
570
$12,932,649,112
630
$11,859,513,756
598
$9,928,173,963
559
$9,989,033,787
Co-Manager
126
$18,304,320,000
174
$34,775,092,051
151
$41,793,904,000
162
$53,169,398,000
Total
696
$31,236,969,112
804
$46,634,605,807
749
$51,722,077,963
721
$63,158,431,787
Competitive
Number
Par Amount
Number
Par Amount
Number
Par Amount
Number
Par Amount
Senior Manager
47
$1,128,624,997
65
$3,357,904,999
73
$587,723,000
114
$803,240,000
Co-Manager
283
$17,618,886,508
345
$9,258,771,169
268
$3,138,960,000
299
$4,586,264,000
Total
330
$18,747,511,505
410
$12,616,676,168
341
$3,726,683,000
413
$5,389,504,000
6M 2015
2014 Full Year
2013
2012
6M 2015
2014 Full Year
2013
2012
Specialty sectors:
Education
Local Government/Municipal
Healthcare
Public-Private Partnerships/Development
Housing

Accomplished
U.S.
Equity
Underwriting
Franchise
–
All
Equity
Transactions
Investment Banking
Bookrun Equity Deals Since 2010
All Managed Equity Deals Since 2010
26
Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2010.  Includes demutualizations. As of 7/31/15. Overlapping deals between Stifel and its acquired firms have been removed.
Note:  $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals. Bold font indicates middle-market firms.
($ in billions)
# of
$
Rank
Firm
Deals
Volume
1
Bank of America Merrill Lynch
1,293
$722.5
2
JPMorgan
1,266
$722.6
3
Citi
1,176
$720.2
4
Morgan Stanley
1,148
$703.7
5
Barclays
1,062
$609.7
6
Credit Suisse
1,026
$597.5
7
Wells Fargo
1,018
$537.3
8
Deutsche Bank
979
$586.7
9
Stifel/KBW
956
$345.3
10
Goldman Sachs
937
$619.4
11
RBC Capital Markets
916
$438.3
12
UBS
739
$414.6
13
Raymond James
670
$325.6
14
Jefferies
528
$127.0
15
Robert W Baird
509
$142.8
16
Piper Jaffray
506
$204.4
17
JMP Securities
458
$85.5
18
Oppenheimer
441
$112.6
19
Cowen & Co
423
$82.6
20
William Blair & Co
402
$106.4
($ in billions)
# of
$
Rank
Firm
Deals
Volume
1
Bank of America Merrill Lynch
1,192
$136.9
2
JPMorgan
1,139
$145.8
3
Morgan Stanley
1,060
$152.6
4
Citi
1,043
$140.5
5
Barclays
896
$121.5
6
Goldman Sachs
855
$135.9
7
Credit Suisse
850
$107.2
8
Deutsche Bank
789
$89.3
9
Wells Fargo
720
$55.6
10
UBS
534
$52.6
11
RBC Capital Markets
440
$32.2
12
Jefferies
432
$23.8
13
Stifel/KBW
322
$15.9
14
Raymond James
210
$10.1
15
Piper Jaffray
199
$8.1
16
Cowen & Co
193
$6.8
17
Leerink Partners
143
$6.2
18
Roth Capital Partners
126
$2.3
19
Robert W Baird
126
$5.1
20
BMO Capital Markets
102
$6.0

Companies Under Coverage
Rank
Firm
Overall
Mid Cap
Small Cap
1
Stifel/KBW
1388
488
438
2
BofA Merrill Lynch
1139
438
155
3
JPMorgan
1074
380
149
4
Goldman Sachs
1024
362
68
5
Wells Fargo
990
377
173
6
Raymond James
977
368
273
7
Morgan Stanley
961
312
114
8
RBC Capital Markets
959
337
154
9
Barclays
936
298
115
10
Jefferies
933
310
194
11
Credit Suisse
925
282
166
12
Deutsche Bank
918
297
125
13
Citi
813
268
106
14
UBS
791
225
90
15
Robert W. Baird & Co
697
245
149
16
Cowen
672
213
182
17
Piper Jaffray
641
215
200
18
Morningstar
601
117
22
19
William Blair & Co
600
214
163
20
Keybanc
573
269
116
U.S. Equity Research Coverage
(1)
Coverage Balanced Across All Market Caps
(1)
Institutional Group –
Research
Stifel Research Highlights
27
Largest U.S. Equity Research Platform
Largest provider of U.S. Equity Research
Third largest provider of global small cap
coverage
130 analysts globally across 12 sectors
Largest provider of Financial Services coverage
Small Cap
32%
Mid Cap
35%
Large Cap
33%
(1)
Source: StarMine rankings as of 7/31/15. Does not include Closed End Funds. Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion. U.S. coverage distribution.
Note: Bold font indicates middle-market firms.

Financial Overview

Stifel Financial Results
Six months ended June 30, 2015

($ in thousands, except per share amounts)
Non-GAAP
Adjustments
GAAP
6/30/14
% Change
Total revenues
1,181,850
$
-
$
1,181,850
$
1,127,890
$
4.8%
Interest expense
20,405

2,712

23,117

17,991

13.4%
Net revenues
1,161,445

(2,712)

1,158,733

1,109,899

4.6%
Compensation and benefits
722,640

43,051

765,691

698,459

3.5%
Non-comp operating expenses
265,201

19,704

284,905

245,739

7.9%
Total non-interest expenses
987,841

62,755

1,050,596

944,198

4.6%
Income before income taxes
173,604

(65,467)

108,137

165,701

4.8%
Provision for income taxes
68,573

(24,421)

44,152

64,973

5.5%
Net income
105,031
$
(41,046)
$
63,985
$
100,728
$
4.3%
Earnings per diluted common share
1.35
$
(0.53)
$
0.82
$
1.33
$
1.5%
Weighted average number of shares outstanding:
Diluted
77,624
75,665
2.6%
Ratios to net revenues:
Compensation and benefits
62.2%
66.1%
62.9%
Non-comp operating expenses
22.9%
24.6%
22.2%
Income before income taxes
14.9%
9.3%
14.9%
Six Months Ended June 30, 2015
Six Months Ended
(1)
(2)
(1)
Adjustments
consist
primarily
of
acquisition
related
expenses,
which
management
believes
are
duplicative
and
will
be
eliminated,
stock-based
compensation
and
other
expenses
which
in
managements
view
are
not
representative of ongoing business.
(2)
Results presented for the six months ended June 30, 2014 are non-GAAP.

Sources of Revenues
($ in thousands)
6/30/15
6/30/14
%
Change
3/31/15
%
Change
6/30/15
6/30/14
%
Change
Commissions
183,770
$
164,371
$
11.8%
180,302
$
1.9%
364,073
$
336,614
$
8.2%
Principal transactions
85,543

110,717

(22.7%)
100,205

(14.6%)
186,275

221,399

(15.9%)
Brokerage revenues
269,313

275,088

(2.1%)
280,507

(4.0%)
550,348

558,013

(1.4%)
Capital raising
97,368

84,459

15.3%
75,646

28.7%
172,485

160,948

7.2%
Advisory
63,639

60,356

5.4%
49,443

28.7%
113,083

119,129

(5.1%)
Investment banking
161,007

144,815

11.2%
125,089

28.7%
285,568

280,077

2.0%
Asset mgt and service fees
119,936

94,230

27.3%
113,869

5.3%
233,805

183,401

27.5%
Other
13,742

8,745

57.1%
11,800

16.5%
25,541

13,983

82.7%
    Total operating revenues
563,998

522,878

7.9%
531,265

6.2%
1,095,262

1,035,474

5.8%
Interest revenue
43,851

46,115

(4.9%)
42,736

2.6%
86,588

88,950

(2.7%)
    Total revenues
607,849

568,993

6.8%
574,001

5.9%
1,181,850

1,124,424

5.1%
Interest expense
10,098

8,888

13.6%
13,019

(22.4%)
23,117

17,562

31.6%
    Net revenues
597,751
$
560,105
$
6.7%
560,982
$
6.6%
1,158,733
$
1,106,862
$
4.7%
Three Months Ended
Six Months Ended

Brokerage & Investment Banking Revenues
($ in thousands)
6/30/15
6/30/14
% Change
3/31/15
% Change
6/30/15
6/30/14
% Change
Global Wealth Management
158,803
$
160,540
$
(1.1%)
157,995
$
0.5%
317,024
$
320,840
$
(1.2%)
Institutional Group
Equity brokerage
58,551

60,865

(3.8%)
61,803

(5.3%)
120,548

125,439

(3.9%)
Fixed income brokerage
51,959

53,683

(3.2%)
60,708

(14.4%)
112,777

111,734

0.9%
Total Institutional Group
110,510

114,548

(3.5%)
122,511

(9.8%)
233,325

237,173

(1.6%)
Total brokerage revenues
269,313

275,088

(2.1%)
280,506

(4.0%)
550,349

558,013

(1.4%)
Investment Banking:
Capital raising
Equity
55,423

65,751

(15.7%)
48,931

13.3%
104,354

126,180

(17.3%)
Fixed income
41,945

18,708

124.2%
26,715

57.0%
68,132

34,768

96.0%
Total capital raising
97,368

84,459

15.3%
75,646

28.7%
172,486

160,948

7.2%
Advisory fees
63,639

60,356

5.4%
49,443

28.7%
113,082

119,129

(5.1%)
Total Investment banking
161,007

144,815

11.2%
125,089

28.7%
285,568

280,077

2.0%
Three Months Ended
Six Months Ended

Non-GAAP Non-Interest Expenses

Six months ended June 30, 2015
($ in thousands)
6/30/15
(1)
6/30/14
% Change
6/30/15
(1)
6/30/14
Net revenues
1,161,445
$
1,109,899
$
4.6%
100.0%
100.0%
Compensation and benefits
674,693

649,633

3.9%
58.1%
58.6%
Transitional pay
(2)
47,947

48,826

(1.8%)
4.1%
4.4%
Total compensation and benefits
722,640

698,459

3.5%
62.2%
62.9%
Occupancy and equipment rental
89,072

80,582

10.5%
7.7%
7.3%
Communication and office supplies
58,861

50,501

16.6%
5.1%
4.6%
Commissions and floor brokerage
18,351

18,277

0.4%
1.6%
1.6%
Other operating expenses
98,917

96,379

2.6%
8.5%
8.8%
Total non-comp operating expenses
265,201

245,739

7.9%
22.8%
22.1%
Total non-interest expense
987,841

944,198

4.6%
85.1%
85.1%
Income before income taxes
173,604

165,701

4.8%
14.9%
14.9%
Provision for income taxes
68,573

64,973

5.5%
5.9%
5.9%
Non-GAAP net income
105,031
$
100,728
$
4.3%
9.0%
9.1%
Non-GAAP expenses (after-tax)
(41,046)
(9,745)

GAAP net income
63,985
$
90,983
$
Six Months Ended
% of Net revenues
(1)
Excludes adjustments for duplicative items associated with the integration of acquired businesses (merger-related expenses).
(2)
Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.

Non-GAAP Segment Comparison

Three and six months ended June 30, 2015
(1)
Excludes the other segment.
($ in thousands)
6/30/15
6/30/14
%
Change
3/31/15
%
Change
6/30/15
6/30/14
%
Change
Net revenues:
Global Wealth Management
343,382
$
307,247
$
11.8%
329,410
$
4.2%
672,792
$
604,430
$
11.3%
Institutional Group
258,538

255,669

1.1%
238,607

8.4%
497,145

505,647

(1.7%)
Other
(4,169)

(1,462)

(185.2%)
(4,323)

(3.6%)
(8,492)

(178)

nm
597,751
$
561,454
$
6.5%
563,694
$
6.0%
1,161,445
$
1,109,899
$
4.6%
Operating contribution:
Global Wealth Management
93,976
$
89,098
$
5.5%
98,847
$
(4.9%)
192,823
$
168,774
$
14.2%
Institutional Group
41,942

42,312

(0.9%)
32,331

29.7%
74,273

87,222

(14.8%)
Other
(43,123)

(49,583)

13.0%
(50,369)

14.4%
(93,492)

(90,295)

(3.5%)
92,795
$
81,827
$
13.4%
80,809
$
14.8%
173,604
$
165,701
$
4.8%
Operating contribution
Global Wealth Management
27.4

29.0

30.0

28.7

27.9

Institutional Group
16.2

16.5

13.6

14.9

17.2

15.5

14.6

14.3

14.9

14.9

As a percentage of net revenues:
(1)
Three Months Ended
Six Months Ended

Global Wealth Management

($ in thousands)
6/30/15
6/30/14
% Change
3/31/15
% Change
6/30/15
6/30/14
% Change
Commissions
125,121
$
112,205
$
11.5%
116,214
$
7.7%
241,335
$
225,202
$
7.2%
Principal transactions
33,682

48,335

(30.3%)
41,781

(19.4%)
75,689

95,638

(20.9%)
Asset management & service fees
119,734

94,187

27.1%
113,666

5.3%
233,400

183,317

27.3%
Net interest
37,454

35,839

4.4%
37,924

(1.2%)
75,378

71,101

6.0%
Investment banking
15,128

11,132

35.9%
10,326

46.5%
25,228

22,263

13.3%
Other income
12,263

5,549

121.0%
9,499

29.0%
21,762

6,909

215.0%
Net revenues
343,382

307,247

11.8%
329,410

4.2%
672,792

604,430

11.3%
Compensation and benefits
196,234

171,724

14.3%
183,243

7.1%
379,477

345,892

9.7%
Non-comp operating expenses
53,173

46,425

14.5%
47,320

12.4%
100,492

89,764

12.0%
Total non-interest expenses
249,407

218,149

14.3%
230,563

8.2%
479,969

435,656

10.2%
Income before income taxes
93,975
$
89,098
$
5.5%
98,847
$
(4.9%)
192,823
$
168,774
$
14.2%
Ratios to net revenues
:
Compensation and benefits
57.1%
55.9%
55.6%
56.4%
57.2%
Non-comp operating expenses
15.5%
15.1%
14.4%
14.9%
14.9%
Income before income taxes
27.4%
29.0%
30.0%
28.7%
27.9%
Three Months Ended
Six Months Ended

Stifel Bank & Trust
An Operating Unit of GWM

Actual ($)
Yield (%)
Actual ($)
Yield (%)
Actual ($)
Yield (%)
Q215 v Q214
Q215 v Q115
Assets
Cash
116,387

0.19

132,843

0.37

48,131

0.24

(12.4)

141.8

Investment securities
1,907,282

2.26

2,915,236

2.47

2,599,854

2.24

(34.6)

(26.6)

Bank loans
2,626,508

3.11

1,893,330

3.38

2,505,007

3.14

38.7

4.9

Total interest earning assets
4,650,177

2.68

4,941,409

2.73

5,152,992

2.67

(5.9)

(9.8)

Other assets (non-interest earning)
136,070

98,147

136,357

38.6

(0.2)

Total assets
4,786,248

5,039,556

5,289,349

(5.0)

(9.5)

Liabilities
Deposits
4,313,940

0.17

4,654,937

0.14

4,834,042

0.18

(7.3)

(10.8)

Other liabilities (non-interest bearing)
58,553

41,574

59,938

40.8

(2.3)

Total liabilites
4,372,493

4,696,511

4,893,980

(6.9)

(10.7)

Net interest margin
2.52

2.59

2.46

Allowance for loan losses
23,923

17,104

22,567
$
39.9

6.0

Allowance as a percentage of loans
0.98

%
0.97

%
0.96

%
Non-performing assets as a percentage of total assets
0.13

%
0.10

%
0.13

%
% Change
As of 6/30/15
As of 6/30/14
As of 3/31/15
Note:  Actual amounts presented above are as of period-end and yields are based off of quarter-to-date averages.
(1)
Investment securities includes available-for-sale and held-to-maturity securities.
(2)
Includes loans held for sale.
(1)
(2)

Institutional Group

($ in thousands)
6/30/15
6/30/14
% Change
3/31/15
% Change
6/30/15
6/30/14
% Change
Net revenues
258,538
$
255,670
$
1.1%
238,607
$
8.4%
497,145
$
505,647
$
(1.7%)
Compensation and benefits
160,077

157,500

1.6%
149,411

7.1%
309,488

311,734

(0.7%)
Non-comp operating expenses
56,519

55,858

1.2%
56,865

(0.6%)
113,384

106,691

6.3%
Total non-interest expenses
216,596

213,358

1.5%
206,276

5.0%
422,872

418,425

1.1%
Income before income taxes
41,942
$
42,312
$
(0.9%)
32,331
$
29.7%
74,273
$
87,222
$
(14.8%)
Ratios to net revenues
:
Compensation and benefits
61.9%
61.6%
62.6%
62.3%
61.7%
Non-comp operating expenses
21.9%
21.9%
23.8%
22.8%
21.1%
Income before income taxes
16.2%
16.5%
13.6%
14.9%
17.2%
Three Months Ended
Six Months Ended

As of June 30, 2015
Capital Structure

As of
($ in thousands)
6/30/15
6/30/14
3/31/15
Total Assets
10,139,542
$
9,575,012
$
9,373,137
$
Stockholders' Equity
2,520,251

2,173,191

2,363,244

4.250% senior notes, due 2024
300,000
$
-
$
300,000
$
5.375% senior notes, due 2022
150,000

150,000

150,000

6.70% senior notes, due 2022
-

175,000

-

Debentures to Stifel Financial Capital Trusts II, III, & IV
82,500

82,500

82,500

Total Capitalization
3,052,751
$
2,580,691
$
2,895,744
$
Ratios:
Debt to Equity
(1)
21.1%
18.8%
22.5%
Tier 1 Leverage Ratio
18.3%
15.4%
17.5%
Tier 1 Risk Based Capital Ratio
29.4%
25.5%
29.9%
As of
(1)
Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts and Senior Notes divided by stockholders’equity.

Other Financial Data

As of
6/30/15
6/30/14
% Change
3/31/15
% Change
Total assets (000s):
Stifel Nicolaus & Stifel Financial
5,353,294
$
4,535,016
$
18.0%
4,083,788
$
31.1%
Stifel Bank
4,786,248

5,039,996

(5.0%)
5,289,349

(9.5%)
Total assets
10,139,542

9,575,012
$
5.9%
9,373,137

8.2%
Total shareholders' equity (000s):
Stifel Nicolaus & Stifel Financial
2,106,497
$
1,829,706
$
15.1%
1,967,874
$
7.0%
Stifel Bank
413,754

343,485

20.5%
395,370

4.6%
Total shareholders' equity
2,520,251

2,173,191
$
16.0%
2,363,244

6.6%
Leverage ratio:
Stifel Nicolaus & Stifel Financial
2.0

2.0

(0.9%)
1.6

24.3%
Stifel Bank
11.6

14.7

(21.2%)
13.4

(13.5%)
Total leverage ratio
3.3

3.7

(11.2%)
3.2

2.7%
Book value per share
36.35
$
33.18
$
9.6%
34.83
$
4.4%
Financial advisors
2,823

2,085

35.4%
2,097

34.6%
Full-time associates
6,952

5,881

18.2%
6,274

10.8%
Locations
398

361

10.2%
368

8.2%
As of
(1)
Includes 736, 140, and 134 independent contractors as of June 30, 2015, June 30, 2014, and March 31, 2015, respectively.

Non-GAAP Deal Integration Expenses

($ in thousands)
Actual
Estimate
9/30/15
12/31/15
3/31/16
6/30/16
Existing acquisitions
Sterne Agee - Stock-based compensation
22,837

32,000

4,000

Duplicative operating expenses:
Acacia Federal Savings Bank
-

-

-

-

-

-

De La Rosa & Co., Inc.
9

120

120

-

-

-

Keefe, Bruyette & Woods, Inc.
-

-

-

-

-

-

Knight Fixed Income
2,443

2,600

2,600

2,600

2,600

-

1919 Investment Counsel
661

300

200

200

-

-

Miller Buckfire & Co., LLC
1,133

1,400

-

-

-

-

Oriel Securities Holding Limited
1,242

1,000

500

-

-

-

Ziegler Capital Management
-

-

-

-

-

-

Merchant Capital
217

-

-

-

-

-

Sterne Agee
23,834

20,000

20,000

15,000

12,000

8,000

Barclays
398

-

-

-

-

-

Debt issuance cost write-off
-

-

-

-

-

-

Intangible amortization
1,950

2,200

2,200

2,200

2,200

2,200

31,887

27,620

-

-

-

-

Total Deal Costs (pre-tax)
54,724

59,620

29,620

20,000

16,800

10,200

Total Deal Costs (after-tax) (1)
34,203
$
35,772
$
17,772
$
12,000
$
10,080
$
6,120
$
Three months ended
Estimate
6/30/15
(1)
Assumes an effective income tax rate of 40.0%.